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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported): November 21, 2003



                             XO COMMUNICATIONS, INC.
               (Exact name of registrant as specified in charter)


   Delaware                        0-30900                      54-1983517
(State or other               (Commission File                (IRS Employer
jurisdiction of                    Number)                  Identification No.)
incorporation)



11111 Sunset Hills Road, Reston, Virginia                          20190
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code: 703-547-2000

          (Former name or former address, if changed from last report)

Item 12. Results of Operations and Financial Condition.

     On November 24, 2003, XO Communications, Inc. ("XO") announced that, on Friday, November 21, 2003, The Depository Trust Company electronically credited shares of XO's common stock, $0.01 par value ("Common Stock") to the accounts of certain subscribing holders of the first stage of XO's rights offering in error. No shares of Common Stock have been issued by XO with respect to the rights offering, nor did XO authorize The Depository Trust Company to credit any shares of Common Stock to any subscribing holder. XO has instructed The Depository Trust Company to rescind these credits and notify such subscribing holders that any transactions with respect to such Common Stock should be considered null and void.

     The second stage of the rights offering is expected to commence in early December. As previously announced, the Common Stock subscribed for in both stages of the offering will be issued after the conclusion of the second stage of the rights offering in early January 2004. The rights offering is being made pursuant to the Company's Chapter 11 plan of reorganization, which was confirmed by the Bankruptcy Court, and the proceeds received by XO from the rights offering will be used to retire existing secured debt.

     A copy of the press release of the Company is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

     Exhibits. XO Communications, Inc.

     99.1      Press Release of XO Communications, Inc., dated November 24,
               2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    XO COMMUNICATIONS, INC.


                                    By:  /s/ Wayne M. Rehberger
                                         ------------------------------------
                                         Name:   Wayne M. Rehberger
                                         Title:  Executive Vice President and
                                                 Chief Financial Officer

November 25, 2003

                                  Exhibit Index
                                  -------------

      Exhibit No.       Description
      -----------       -----------

      99.1          Press Release of XO Communications, Inc., dated November 24,
                    2003.